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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 22, 1998

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                                 COACH USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
         DELAWARE                        0-28056                        76-0496471
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
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                            ONE RIVERWAY, SUITE 500
                            HOUSTON, TEXAS 77056-1903
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 1-888-COACH-US
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      The Company, through individual transactions, has entered into agreements to acquire ten additional motorcoach and passenger ground transportation companies having total annualized revenues of $125 million. The acquisitions include: (i) Gray Line New York and the ShortLine group of companies based in New York, New York and Mahwah, New Jersey, (ii) Olympia Trails, in Elizabeth, New Jersey, (iii) Syracuse/Osewego Coach Lines in Syracuse, New York, (iv) Tippett Travel, in Lake Worth, Florida, (v) The Airport Connection in Atlanta, Georgia, (vi) Tucker Transportation in Pensacola, Florida, (vii) Gray Line Tours in Memphis, Tennessee, (viii) Piedmont Coach Lines of Charlotte and Winston-Salem, North Carolina, (ix) Valen Transportation of Orange, California and (x) Mini Coach in Boston, Massachusetts, all of which are herein collectively referred to as the "Acquired Businesses," and none of which individually constitutes a "significant subsidiary." TOTAL CONSIDERATION FOR THE ACQUISITIONS CONSISTED OF 31,746 SHARES OF THE REGISTRANT'S COMMON STOCK, CASH OF $93,290,813 AND $33,404,409 OF SUBORDINATED NOTES CONVERTIBLE INTO 620,259 SHARES OF THE REGISTRANT'S COMMON STOCK. THE CONSIDERATION WAS DETERMINED THROUGH NEGOTIATIONS BETWEEN THE REGISTRANT AND REPRESENTATIVES OF THE ACQUIRED BUSINESSES. FOR FINANCIAL ACCOUNTING PURPOSES, THE ACQUISITIONS WILL BE ACCOUNTED FOR UNDER THE PURCHASE METHOD.

      Gray Line New York and the ShortLine group of companies consist of the Gray Line New York Tours sightseeing operation, the Gray Line Air Shuttle airport service in New York City, Gray Line of Atlantic City and the ShortLine Bus regular route and commuter lines serving the New York City and tri-state region. Gray Line New York is the largest member of the Gray Line Association in the United States and together with the ShortLine group of companies represent one of the five largest private motorcoach carriers operating in North America.

      The operations of Olympia Trails includes motorcoach commuter service from the Newark, New Jersey airport to several key destination points in New York City.

      IMMEDIATELY PRIOR TO THE ACQUISITIONS, ALL OF THE ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF THE ACQUIRED BUSINESSES WERE OWNED BY THE INDIVIDUAL STOCKHOLDERS OF THE ACQUIRED BUSINESSES. THE REGISTRANT IS UNAWARE OF ANY PRE-EXISTING MATERIAL RELATIONSHIPS BETWEEN SUCH STOCKHOLDERS AND THE REGISTRANT OR ANY OF THE REGISTRANT'S AFFILIATES, DIRECTORS OR OFFICERS OR ANY ASSOCIATE OF SUCH DIRECTORS OF OFFICERS.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 COACH USA, INC.

Dated: August __, 1998               By:
                                           Douglas M. Cerny
                                           Senior Vice President and
                                           General Counsel